                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 5, 2000
                                                         -----------------------

                              SAFESKIN CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


    FLORIDA                          0-22726                    59-2617525
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(State or other                    (Commission                (IRS Employee
jurisdiction of                    File Number)             Identification No.)
 incorporation)


                12671 HIGH BLUFF DRIVE
                SAN DIEGO, CALIFORNIA                       92130
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      (Address of principal executive offices)             Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (619) 794-8111


--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)



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Item 5.  Other Events.

         On January 5, 2000, Safeskin Corporation ("Safeskin") filed articles of amendment with the office of the Secretary of State of the Florida that amended Safeskin's charter. These amendments were previously approved by its shareholders and concerned the classification of Safeskin's board, the provisions for removal of directors, and the amount of shares designated as shares of Series A Junior Participating Preferred Stock. Certain conforming changes were also made to the Bylaws of Safeskin.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit No.                        Exhibit

         3.3                                Articles of Amendment to Articles of
                                            Incorporation of Safeskin
                                            Corporation

         3.4                                Articles of Amendment to Articles of
                                            Incorporation of Safeskin
                                            Corporation

         3.5                                Amended and Restated Bylaws of
                                            Safeskin Corporation



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                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SAFESKIN CORPORATION



                                        By: /s/ RICHARD JAFFE
                                           -------------------------------------
                                           Name:  Richard Jaffe
                                           Title: Chairman, President and Chief
                                                  Executive Officer

Dated:  January 11, 2000


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER             DESCRIPTION
------             -----------
 3.3               Articles of Amendment to Articles of Incorporation of
                   Safeskin Corporation

 3.4               Articles of Amendment to Articles of Incorporation of
                   Safeskin Corporation

 3.5               Amended and Restated Bylaws of Safeskin Corporation